UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2021

BENITEC BIOPHARMA INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39267	84-4620206
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3940 Trust Way, Hayward, California		94545
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (510) 780-0819

(Former Name or Former Address, if Changed Since Last Report): Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2())

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	BNTC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As disclosed in Item 5.07 below, on December 8, 2021, Benitec Biopharma Inc. (the “Company”) held its 2021 Annual Meeting of Stockholders (the “2021 Annual Meeting”). At the 2021 Annual Meeting, the Company’s stockholders approved an amendment (the “Plan Amendment”) to the Company’s 2020 Equity and Incentive Compensation Plan (the “Plan”), which was previously approved by the Company’s board of directors. A description of the terms of the Plan Amendment can be found in Proposal 2 – Approval of an Amendment to the 2020 Equity and Incentive Compensation Plan in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on October 22, 2021 and incorporated herein by reference. Such summary is qualified in its entirety by reference to the terms of the Plan Amendment, a copy of which is attached hereto as Exhibit 10.1 and is incorporated by reference into this Item 5.02.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The 2021 Annual Meeting was held virtually on December 8, 2021. A total of 5,439,836 shares of the Company’s common stock were present or represented by proxy at the 2021 Annual Meeting, representing 66.6% of the issued and outstanding shares entitled to vote at the meeting. Share numbers reported in this Current Report on Form 8-K have been rounded down to the nearest whole share. The proposals voted upon and the final results of the vote were as follows:

Proposal 1 – Election of Director for a Term of Three Years. The results were as follows:

Director Nominee	For	Withhold	Broker Non-Votes
J. Kevin Buchi	3,323,755	284,653	1,831,428
Peter Francis	3,322,564	285,844	1,831,428

Proposal 2 – Approval of an Amendment to the 2020 Equity and Incentive Compensation Plan. The results were was follows:

For	Against	Abstain	Broker Non-Vote
3,255,547	337,273	15,588	1,831,428

Proposal 3 – Ratification of Appointment of Independent Registered Public Accounting Firm. The results were as follows:

For	Against	Abstain
5,344,704	12,923	82,209

Proposal 4 – Advisory Vote on Executive Compensation. The results were as follows:

For	Against	Abstain	Broker Non-Vote
3,429,224	144,208	34,975	1,831,428

Proposal 5 – Advisory Vote on Frequency of Say-on-Pay Vote. The results were as follows:

One Year	Two Years	Three Years	Abstain	Broker Non-Vote
3,461,427	12,518	90,081	44,382	1,831,428

Proposal 6 – Approval of an Amendment to Company’s Certificate of Incorporation to Increase the Number of Authorized Shares of Common Stock. The results were as follows:

For	Against	Abstain
4,779,634	620,660	39,542

Proposal 7 – Approval of Amendment to the Company’s Certificate of Incorporation to Authorize the Issuance of Up to 5,000,000 Shares of Preferred Stock. The results were as follows:

For	Against	Abstain	Broker Non-Vote
3,050,963	540,908	16,537	1,831,428

Proposal 8 – Approval of the Adjournment of the Annual Meeting, if Necessary, to Solicit Additional Proxies. The results were as follows:

For	Against	Abstain
4,781,265	612,020	46,551

Each of the proposals except for Proposal 7 received the required number of votes to be approved by the Company’s stockholders.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	First Amendment to Benitec Biopharma Inc. 2020 Equity and Incentive Compensation Plan, dated as of December 8, 2021 (incorporated by reference to Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A filed on October 22, 2021)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BENITEC BIOPHARMA INC.

Date: December 13, 2021	By:	/s/ Jerel A. Banks
	Name:	Jerel A. Banks
	Title:	Chief Executive Officer